                                                                   EXHIBIT 10.15


                                 BLACKBAUD, INC.

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 19, 2000 and entered into by and among Blackbaud, Inc., a South Carolina corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), Fleet Boston Corporation (formerly known as Fleet National Bank), as documentation agent for Lenders (in such capacity, "DOCUMENTATION AGENT"), and First Union Securities, Inc., as syndication agent for Lenders (in such capacity, "SYNDICATION AGENT"), and is made in reference to that certain Credit Agreement dated as of October 13, 1999, as amended by that certain First Amendment dated as of December 6, 1999 (said Credit Agreement as so amended being the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent, Documentation Agent and Syndication Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement (i) to amend the financial covenants as set forth herein and (ii) to make certain other changes to the Credit Agreement, all as more specifically provided for herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 2.4: REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS

                  A. Subsection 2.4B(iv)(a) is hereby amended by deleting the last sentence contained therein in its entirety and by substituting therefor the following:

                  "Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied first to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A due in the next succeeding twelve months in forward order of maturity and thereafter to reduce the remaining scheduled installments on a pro rata basis (in accordance with the respective outstanding principal amounts thereof)."

                  B. Subsection 2.4B(iv)(c) is hereby amended by deleting it in its entirety and by substituting therefor the following:

                  "(c). Application of Mandatory Prepayments of Term Loans by Order of Maturity. Any mandatory prepayment of the Term Loans pursuant to subsection

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                  2.4B(iii) shall be applied first to reduce the scheduled
                  installments of principal of the Term Loans set forth in subsection 2.4A due in the next succeeding twelve months in forward order of maturity and thereafter to reduce the remaining scheduled installments on a pro rata basis (in accordance with the respective outstanding principal amounts thereof)."

         1.2      AMENDMENTS TO SECTION 7.6:  FINANCIAL COVENANTS

                  A. Subsection 7.6A is hereby amended by deleting the table set forth therein from the Third Fiscal Quarter 2000 through and including the Fourth Fiscal Quarter 2002 and by substituting therefor the following:

                                                               MINIMUM
          "PERIOD                                      INTEREST COVERAGE RATIO
--------------------------                             -----------------------
Third Fiscal Quarter 2000                                      2.70:1.00
Fourth Fiscal Quarter 2000                                     2.25:1.00

First Fiscal Quarter 2001                                      2.25:1.00
Second Fiscal Quarter 2001                                     2.25:1.00
Third Fiscal Quarter 2001                                      2.25:1.00
Fourth Fiscal Quarter 2001                                     2.75:1.00

First Fiscal Quarter 2002                                      3.00:1.00
Second Fiscal Quarter 2002                                     3.25:1.00
Third Fiscal Quarter 2002                                      3.50:1.00
Fourth Fiscal Quarter 2002                                     3.50:1.00"

                  B. Subsection 7.6B is hereby amended by deleting the table set forth therein from the Third Fiscal Quarter 2000 through and including the Fourth Fiscal Quarter 2002 and by substituting therefor the following:

          "PERIOD                                       MAXIMUM LEVERAGE RATIO
--------------------------                              ----------------------
Third Fiscal Quarter 2000                                      3.95:1.00
Fourth Fiscal Quarter 2000                                     3.85:1.00

First Fiscal Quarter 2001                                      3.95:1.00
Second Fiscal Quarter 2001                                     4.00:1.00
Third Fiscal Quarter 2001                                      3.65:1.00
Fourth Fiscal Quarter 2001                                     3.00:1.00

First Fiscal Quarter 2002                                      2.65:1.00
Second Fiscal Quarter 2002                                     2.45:1.00
Third Fiscal Quarter 2002                                      2.20:1.00
Fourth Fiscal Quarter 2002                                     2.10:1.00"

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                  C.       Subsection 7.6C is hereby amended by deleting the
table set forth therein from the Third Fiscal Quarter 2000 through and including the Second Fiscal Quarter 2002 and by substituting therefor the following:

                                                                   MINIMUM CONSOLIDATED
          "PERIOD                                                        EBITDA
          -------                                                  --------------------
Third Fiscal Quarter 2000                                              $26,700,000
Fourth Fiscal Quarter 2000                                             $25,000,000

First Fiscal Quarter 2001                                              $23,000,000
Second Fiscal Quarter 2001                                             $22,500,000
Third Fiscal Quarter 2001                                              $23,000,000
Fourth Fiscal Quarter 2001                                             $26,000,000

First Fiscal Quarter 2002                                              $27,000,000
Second Fiscal Quarter 2002                                             $28,000,000"

SECTION 2.        CONDITIONS TO EFFECTIVENESS

                  This Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                  A. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the Second Amendment Effective
Date:

                  1. Signature and incumbency certificates of its officers executing this Second Amendment; and

                  2.       Copies of this Second Amendment executed by each Loan
         Party.

                  B.       Requisite Lenders shall have executed this Second

Amendment.

                  C. On or before the Second Amendment Effective Date, Company shall pay to Administrative Agent for distribution to each Lender consenting to this Amendment on or prior to the Second Amendment Effective Date, an amendment fee in an amount equal to 0.25% of the sum of such consenting Lender's outstanding Term Loans and Revolving Loan Commitments.

                  D. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all

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documents incidental thereto not previously found acceptable by Administrative
Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Second Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Second Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Second Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Second Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Second Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement

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are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so

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executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       BLACKBAUD, INC.

                                       By:    /s/ Robert Sywolski
                                              --------------------------------
                                       Title: CEO, President

                                      S-1
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                                       LENDERS:

                                       BANKERS TRUST COMPANY,
                                       as Administrative Agent and as a Lender

                                       By:    /s/ Mary Jo Jolly
                                              ----------------------------------
                                       Title: Assistant Vice President

                                      S-2
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                                       FLEET BOSTON CORPORATION,
                                       as Documentation Agent and as a Lender

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: ________________________________

                                      S-3
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                                       FIRST UNION SECURITIES, INC.,
                                       as Syndication Agent

                                       By:    /s/ signature illegible
                                              --------------------------------
                                       Title: V.P.

                                      S-4
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                                       FIRST UNION NATIONAL BANK,
                                       as a Lender

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: V.P.

                                      S-5
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                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, as a LENDER

                                       By:    /s/ Stanley M. Guralnik
                                              ----------------------------------
                                       Title: Vice President

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: VP

                                      S-6
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                                       FIRST SOURCE FINANCIAL, LLP,
                                       as a Lender

                                       By:    First Source Financial, Inc.,
                                              its Agent/Manager

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: Senior Vice President

                                      S-7
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                                       HELLER FINANCIAL, INC.,
                                       as a Lender

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: Vice President

                                      S-8
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                                       FIRST DOMINION CAPITAL,
                                       as a Lender

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: __________________________________

                                      S-9